UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10313

Name of Fund: Corporate High Yield Fund IV, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
        Yield Fund IV, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

Corporate
High Yield
Fund IV, Inc.

www.mlim.ml.com

CORPORATE HIGH YIELD FUND IV, INC.

The Benefits and
Risks of Leveraging

Corporate High Yield Fund IV, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                           Corporate High Yield Fund IV, Inc., February 28, 2003

DEAR SHAREHOLDER

The High Yield Market Overview

The high yield market rebounded sharply during the six-month period ended February 28, 2003, gaining 9.05% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. By contrast, the same period was a difficult one for equity markets, with the unmanaged Standard & Poor's (S&P) 500 Index falling 7.29%. The high yield market in general reflected strengthening fundamentals, including a stabilizing economy and improving corporate earnings. In addition, the high yield market benefited from the fact that investors began searching for yield as well as an alternative to equity markets. High yield securities appeared reasonably valued with an 884 basis point (8.84%) yield spread over 10-year U.S. Treasury notes at February 28, 2003, down from the historically wide levels reached in October 2002. While we view the market with caution given current geopolitical and economic uncertainty, we note that optimistic signs have emerged in the high yield marketplace, with earnings stabilizing and default rates trending lower. These positive factors may yet be overwhelmed by adverse events, but illustrate the potential for value available in the high yield market that we believe will be realized in the longer term.

Fund Performance

For the six months ended February 28, 2003, the Common Stock of Corporate High Yield Fund IV, Inc. had a net annualized yield of 12.79%, based on a period-end per share net asset value of $13.19 and $.837 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.42%, based on a change in per share net asset value from $12.54 to $13.19, and assuming reinvestment of $.843 per share ordinary income dividends. The Fund outperformed the +11.00% Lipper average for closed-end leveraged high yield funds for the six months ended February 28, 2003. The Fund benefited during the period from both leverage and security selection.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

A significant factor contributing to the Fund's performance for the past six months was our overweight position in the wireless telecommunications industry. The Fund benefited from our selection in the group, with names such as Nextel Communications, Nextel Partners Inc., Nextel International Inc., Millicom International Cellular and American Tower performing well. The contribution of the utilities sector was mixed, based on individual company circumstances. For example, Williams Companies Inc. and The AES Corporation had strong results as financing eased liquidity concerns, while Mission Energy Holdings and Mirant Americas Generation Inc. suffered from ongoing concerns about their future operations and financial flexibility. We continue to hold the latter two names because we believe that both have adequate asset protection at current market levels and the ability to weather weak markets for at least another year. Individual names that bolstered performance included Yell Finance BV, an independent yellow pages publisher in the diversified media category that benefited from market recognition of the industry's solid growth prospects and non-cyclical operations, and Primedia, Inc., which surprised the market with steadily improving operations and de-leveraging through asset sales.

Leverage Strategy

The Fund was on average 22% leveraged during the six-month period ended February 28, 2003. Thus, the Fund borrowed the equivalent of 22% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At February 28, 2003, the Fund was 22.2% leveraged, having borrowed $51.1 million at a borrowing cost of 1.28%. While leverage hurts total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to have a leverage position in the 25% range, though that level may vary somewhat as we adjust portfolio holdings.

Investment Strategy

We have a bottom-up, value-oriented approach to the market that is tempered by a desire to mitigate risk within the portfolio. We continually monitor the portfolio, disposing of those companies that we do not believe have a good risk/reward profile. Generally, we like to invest in a core of solid credits that we believe will weather the vicissitudes of the high yield market, then add in areas where the marketplace offers unusually attractive value. Core positions would ideally include better-rated names or companies in stable industries.

We are approaching the current geopolitical uncertainty in the market with caution, but believe that wholesale changes in the composition of the portfolio are neither prudent nor practical in the high yield market. Therefore, we are making modest changes at the margin. We have pared down outsized, higher risk positions, solidifying positions in more stable names, while at the same time adding to positions in downtrodden sectors and names that we believe have upside potential. In the current market, we believe notable value opportunities include utilities and independent power producers, refining and portions of the telecommunications sector where there is real business and cash flow. We view packaging, paper, health care and consumer products as safe havens. These represent sectors of stability and/ or have solid financials and asset values. We are significantly overweight in the energy -- other area, primarily through positions in the refining sub-sector of the CSFB High Yield Index, where we find the near-term fundamentals attractive, and U.S. cable, where we have positions in a number of traditional cable systems, as well as in companies with satellite television service. Our overweight position in this sector is based on solid operations and moderate financial risk. We also have overweight positions in the gaming, utilities and wireless industries.

In Conclusion

We thank you for your investment in Corporate High Yield Fund IV, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager

March 24, 2003


                                     2 & 3

                           Corporate High Yield Fund IV, Inc., February 28, 2003

PROXY RESULTS

During the six-month period ended February 28, 2003, Corporate High Yield Fund IV, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on February 14, 2003. Proposal 2 was adjourned until March 14, 2003 and was subsequently further adjourned until April 10, 2003, at which time it passed. A description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted     Shares Withheld
                                                                                          For            From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                      12,787,387          399,414
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted   Shares Voted   Shares Voted     Broker
                                                                   For           Against        Abstain       Non-Vote
----------------------------------------------------------------------------------------------------------------------
2. To approve a plan of reorganization between the Fund and
   Corporate High Yield Fund V, Inc.                            7,093,544        212,732        216,600      5,656,607
----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                         S&P     Moody's       Face
INDUSTRIES              Rating   Rating       Amount                     Corporate Bonds                                    Value
===================================================================================================================================
Aerospace &              CCC+     Caa2     $  575,000   Hexcel Corporation, 9.75% due 1/15/2009                          $  488,750
Defense--0.7%            B        B3          250,000   K & F Industries, 9.625% due 12/15/2010                             258,125
                         B-       B3          500,000   Transdigm Inc., 10.375% due 12/01/2008                              522,500
                                                                                                                         ----------
                                                                                                                          1,269,375
===================================================================================================================================
Airlines--1.6%           BB+      B1        3,000,000   American Airlines, 7.80% due 10/01/2006                           1,857,416
                                                        Continental Airlines Inc.:
                         BB+      Ba2         695,797    7.033% due 6/15/2011                                               418,355
                         BBB      Baa3        237,734    6.90% due 1/02/2017                                                165,509
                         D        Ca        2,000,000   USAir Inc., 10.375% due 3/01/2013 (a)                               440,000
                                                                                                                         ----------
                                                                                                                          2,881,280
===================================================================================================================================
Automotive--1.3%         BB+      Ba2       1,150,000   AutoNation Inc., 9% due 8/01/2008                                 1,196,000
                         B        B3          105,000   Metaldyne Corporation, 11% due 6/15/2012                             82,950
                         B        B3        1,125,000   United Auto Group, Inc., 9.625% due 3/15/2012                     1,082,813
                                                                                                                         ----------
                                                                                                                          2,361,763
===================================================================================================================================
Broadcasting--2.5%       CCC+     B3        1,800,000   Acme Television/Finance, 10.875% due 9/30/2004                    1,840,500
                         B-       B2          375,000   Emmis Communications Corporation, 8.125% due 3/15/2009              388,125
                         B        B3          900,000   LIN Holdings Corporation, 11.031%** due 3/01/2008                   945,000
                         B-       B3          950,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                    1,021,250
                         B-       B3          300,000   Salem Communications Holding Corporation, 9% due 7/01/2011          318,000
                                                                                                                         ----------
                                                                                                                          4,512,875
===================================================================================================================================
Cable--                  C        Caa2      3,150,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007             2,315,250
International--1.3%
===================================================================================================================================
Cable--U.S.--8.7%        BB-      B1        3,000,000   CSC Holdings Inc., 7.625% due 4/01/2011                           2,955,000
                                                        Charter Communications Holdings:
                         CCC-     Ca        1,625,000    8.625% due 4/01/2009                                               780,000
                         CCC-     Ca          225,000    10% due 4/01/2009                                                  108,000
                         CCC-     Ca        1,375,000    10.75% due 10/01/2009                                              649,688
                         B        B3          450,000   Coaxial Communications Inc., 10% due 8/15/2006                      423,000
                         B        B1        1,500,000   DirecTV Holdings, 8.375% due 3/15/2013 (c)                        1,582,500


                                     4 & 5

                           Corporate High Yield Fund IV, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P     Moody's       Face
INDUSTRIES             Rating   Rating       Amount                      Corporate Bonds                                    Value
====================================================================================================================================
Cable--U.S.                                             EchoStar DBS Corporation:
(concluded)              B+       B1       $1,625,000    9.125% due 1/15/2009                                            $ 1,738,750
                         B+       B1          875,000    9.375% due 2/01/2009                                                931,875
                         B-       Caa1      3,025,000   Insight Communications, 12.678%** due 2/15/2011                    1,966,250
                         B+       B2          725,000   Insight Midwest, LP, 9.75% due 10/01/2009 (c)                        706,875
                         B+       B2        1,175,000   Mediacom Broadband LLC, 11% due 7/15/2013                          1,245,500
                         NR*      NR*       1,750,000   Olympus Communications LP/Capital Corp., 10.625%
                                                        due 11/15/2006 (a)                                                 1,452,500
                         B-       Ba3       1,175,000   Panamsat Corporation, 8.50% due 2/01/2012                          1,154,438
                                                                                                                         -----------
                                                                                                                          15,694,376
====================================================================================================================================
Chemicals--6.9%          B-       Caa1      2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                      1,695,000
                         B-       Caa2      3,000,000   Huntsman ICI Holdings, 19.455%** due 12/31/2009                      690,000
                         B+       Ba3       1,050,000   IMC Global Inc., 7.625% due 11/01/2005                             1,008,000
                         BB-      B2        2,000,000   ISP ChemCo., 10.25% due 7/01/2011                                  2,110,000
                         B+       B2        1,250,000   ISP Holdings, Inc., 10.625% due 12/15/2009                         1,193,750
                         BB-      Ba3       2,000,000   MacDermid, Inc., 9.125% due 7/15/2011                              2,160,000
                         BBB-     Ba1       1,250,000   Millennium America Inc., 9.25% due 6/15/2008                       1,318,750
                         NR*      NR*         145,722   Pioneer Companies, Inc., 4.90% due 12/31/2006                        107,834
                         B        Caa3      2,400,000   Terra Industries, 10.50% due 6/15/2005                             2,076,000
                                                                                                                         -----------
                                                                                                                          12,359,334

====================================================================================================================================
Consumer                 BB+      Ba3       2,400,000   American Greetings, 11.75% due 7/15/2008                           2,670,000
Products--4.5%           B-       B2        1,000,000   Chattem, Inc., 8.875% due 4/01/2008                                1,030,000
                         B-       B2          250,000   Remington Arms Company, 10.50% due 2/01/2011 (c)                     263,125
                         CCC      Caa2      3,000,000   Samsonite Corporation, 10.75% due 6/15/2008                        2,557,500
                         B        B2        1,500,000   Simmons Company, 10.25% due 3/15/2009                              1,608,750
                                                                                                                         -----------
                                                                                                                           8,129,375
====================================================================================================================================
Diversified              B        B2          360,000   Dex Media East LLC, 9.875% due 11/15/2009 (c)                        388,800
Media--5.4%                                             Houghton Mifflin Company (c):
                         B        B2          800,000    8.25% due 2/01/2011                                                 832,000
                         B        B3          300,000    9.875% due 2/01/2013                                                315,000
                         B        B3        3,500,000   Primedia, Inc., 8.875% due 5/15/2011                               3,342,500
                                                        R.H. Donnelley Financial Corporation I (c):
                         B+       B1          175,000    8.875% due 12/15/2010                                               188,562
                         B+       B2          475,000    10.875% due 12/15/2012                                              526,063
                         BBB      Baa2      2,000,000   World Color Press Inc., 7.75% due 2/15/2009                        2,063,268
                         B        B2        2,750,000   Yell Finance BV, 11.731%** due 8/01/2011                           2,062,500
                                                                                                                         -----------
                                                                                                                           9,718,693
====================================================================================================================================
Energy--Exploration      B-       B2        1,250,000   Baytex Energy Limited, 10.50% due 2/15/2011                        1,331,250
& Production--4.5%       B        B2          575,000   Plains E&P Company, 8.75% due 7/01/2012                              599,437
                         B+       B2        3,000,000   Stone Energy Corporation, 8.25% due 12/15/2011                     3,112,500
                         BB-      Ba3         700,000   Vintage Petroleum, 8.25% due 5/01/2012                               738,500
                         B+       Ba3       2,250,000   Westport Resources Corporation, 8.25% due 11/01/2011               2,368,125
                                                                                                                         -----------
                                                                                                                           8,149,812
====================================================================================================================================
Energy--Other--7.7%      BB-      Ba3       1,000,000   BRL Universal Equipment, 8.875% due 2/15/2008                      1,055,000
                         B+       Ba3       1,350,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (c)             1,356,750
                         B        B2          525,000   Dresser Inc., 9.375% due 4/15/2011                                   513,188
                                                        El Paso Energy Partners:
                         BB-      B1          900,000    8.50% due 6/01/2011                                                 868,500
                         BB-      B1          300,000    8.50% due 6/01/2011 (c)                                             289,500
                         B        B2        1,450,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                        1,515,250
                         B-       B3          975,000   Giant Industries, Inc., 9% due 9/01/2007                             809,250
                         B+       B2        1,650,000   Hanover Equipment, Trust B, 8.75% due 9/01/2011 (c)                1,563,375
                         CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                          1,087,500
                         BB       Ba3         796,950   Port Arthur Finance Corporation, 12.50% due 1/15/2009                892,584
                         B+       B1          300,000   Southern Natural Gas, 8.875% due 3/15/2010 (c)                       296,154
                         B        B3        1,500,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (c)                    1,473,750
                         B        B3        1,500,000   Tesoro Petroleum Corp., 9% due 7/01/2008                           1,245,000
                         B        B2          975,000   Trico Marine Services, 8.875% due 5/15/2012                          887,250
                                                                                                                         -----------
                                                                                                                          13,853,051
====================================================================================================================================
Food/Tobacco--5.6%       B        B3          500,000   American Seafood Group LLC, 10.125% due 4/15/2010                    527,500
                         B+       Ba3       2,000,000   Constellation Brands Inc., 8.125% due 1/15/2012                    2,045,000
                         B+       B2        2,500,000   Cott Beverages Inc., 8% due 12/15/2011                             2,631,250
                         B        B2          875,000   Del Monte Corporation, 8.625% due 12/15/2012 (c)                     896,875
                         B-       B2          875,000   Doane Pet Care Company, 10.75% due 3/01/2010 (c)                     883,750
                         CCC-     Caa3      1,025,000   New World Pasta Company, 9.25% due 2/15/2009                         307,500
                         BB+      Ba2       2,000,000   Smithfield Foods Inc., 8% due 10/15/2009                           2,015,000
                         BB       Ba1         750,000   Yum! Brands Inc., 7.70% due 7/01/2012                                787,500
                                                                                                                         -----------
                                                                                                                          10,094,375
====================================================================================================================================
Gaming--7.2%             B+       B1        2,450,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                       2,541,875
                         B        B2        1,000,000   Isle of Capri Casinos, 9% due 3/15/2012                            1,017,500
                         BB+      Ba2       2,000,000   MGM Grand Inc., 9.75% due 6/01/2007                                2,147,500
                                                        Park Place Entertainment:
                         BB+      Ba2       1,000,000    8.875% due 9/15/2008                                              1,037,500
                         BB+      Ba2       1,250,000    7.875% due 3/15/2010                                              1,243,750
                         B        B2        1,000,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009             865,000
                         B+       B2        1,100,000   Sun International Hotels, 8.875% due 8/15/2011                     1,105,500
                         B-       B3        1,925,000   Venetian Casino, 11% due 6/15/2010                                 1,963,500
                         CCC+     B3        1,050,000   Wynn Las Vegas LLC, 12% due 11/01/2010                             1,055,250
                                                                                                                         -----------
                                                                                                                          12,977,375
====================================================================================================================================
Government--             B+       B2        2,000,000   Federal Republic of Brazil, 14.50% due 10/15/2009                  1,870,000
Foreign--1.0%
====================================================================================================================================


                                     6 & 7

                           Corporate High Yield Fund IV, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P      Moody's       Face
INDUSTRIES             Rating    Rating       Amount                     Corporate Bonds                                    Value
===================================================================================================================================
Health Care--6.0%                                       ALARIS Medical Systems, Inc.:
                         B-       Caa1     $  500,000    9.75% due 12/01/2006                                            $  510,000
                         B+       B2        1,500,000    11.625% due 12/01/2006                                           1,706,250
                                                        Fisher Scientific International:
                         B+       B2          525,000    8.125% due 5/01/2012                                               555,187
                         B+       B2        1,500,000    8.125% due 5/01/2012 (c)                                         1,586,250
                         BB-      Ba2       2,500,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008          2,512,500
                         B+       NR*         650,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)         547,625
                         B-       B3        1,125,000   Insight Health Services, 9.875% due 11/01/2011                    1,130,624
                         B-       B3          425,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                       442,000
                         BBB      Ba1       1,000,000   Manor Care Inc., 8% due 3/01/2008                                 1,050,000
                         BBB-     Baa3        825,000   Tenet Healthcare Corporation, 6.375% due 12/01/2011                 796,125
                                                                                                                         ----------
                                                                                                                         10,836,561
===================================================================================================================================
Housing--4.0%            B        B2        2,750,000   Building Materials Corporation, 8.625% due 12/15/2006             2,268,750
                         BB       Ba1       1,225,000   D.R. Horton, Inc., 7.50% due 12/01/2007                           1,249,500
                         BB-      Ba3       2,200,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                 2,202,750
                         BB-      Ba1       1,000,000   Louisiana Pacific Corporation, 8.875% due 8/15/2010               1,091,734
                         B+       B3          406,000   U.S. Industries, Inc., 11.25% due 12/31/2005 (c)                    377,580
                                                                                                                         ----------
                                                                                                                          7,190,314
===================================================================================================================================
Information              B        B1        2,200,000   Amkor Technology Inc., 9.25% due 5/01/2006                        2,090,000
Technology--2.5%         BB-      Ba2       1,675,000   Celestica Inc., 4.639%** due 8/01/2020 (Convertible)                814,469
                         CCC+     Caa1        950,000   On Semiconductor Corporation, 12% due 5/15/2008 (c)                 783,750
                         CCC+     Caa2      1,250,000   SCG Holdings Corporation, 12% due 8/01/2009                         712,500
                                                                                                                         ----------
                                                                                                                          4,400,719
===================================================================================================================================
Leisure--5.3%            B+       Ba3       1,000,000   Felcor Lodging LP, 8.50% due 6/01/2011                              890,000
                         B+       Ba3       1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                          940,000
                         BBB-     Ba1         750,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                      761,250
                         BBB-     Ba1       2,000,000   ITT Corporation, 7.375% due 11/15/2015                            1,800,000
                         B+       B1        1,600,000   Intrawest Corporation, 10.50% due 2/01/2010                       1,672,000
                         B        B2        1,450,000   Premier Parks Inc., 9.75% due 6/15/2007                           1,377,500
                         B        B2        2,000,000   Vail Resorts Inc., 8.75% due 5/15/2009                            2,040,000
                                                                                                                         ----------
                                                                                                                          9,480,750
===================================================================================================================================
Manufacturing--6.7%      CCC+     Caa1      1,475,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                      1,032,500
                         B-       Caa1      2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                     1,500,000
                                                        Foamex LP:
                         CCC+     Caa2        650,000    13.50% due 8/15/2005                                               195,000
                         CCC+     Caa2        850,000    9.875% due 6/15/2007                                               255,000
                         CCC+     Caa1        725,000   International Wire Group, Inc., 11.75% due 6/01/2005                500,250
                         B        B2        1,675,000   JohnsonDiversey Inc., 9.625% due 5/15/2012                        1,783,875
                         B+       B2        2,000,000   Joy Global Inc., 8.75% due 3/15/2012                              2,095,000
                         B-       B3          300,000   Rexnord Corporation, 10.125% due 12/15/2012 (c)                     312,750
                         BB-      Ba3       1,325,000   SPX Corporation, 7.50% due 1/01/2013                              1,371,375
                                                        Tyco International Group SA:
                         BBB-     Ba2         975,000    6.375% due 2/15/2006                                               950,625
                         BBB-     Ba2       1,850,000    6.375% due 10/15/2011                                            1,720,500
                         BBB-     Ba2         350,000    2.75% due 1/15/2018 (Convertible) (c)                              338,188
                                                                                                                         ----------
                                                                                                                         12,055,063
===================================================================================================================================
Metal--Other--2.1%       B-       B3          794,000   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (b)                  595,500
                         NR*      NR*         750,000   Kaiser Aluminum & Chemical Corp., 10.875% due 10/15/2006 (a)        472,500
                         BB       Ba3       1,000,000   Luscar Coal Ltd., 9.75% due 10/15/2011                            1,096,250
                         B        B3        2,000,000   UCAR Finance Inc., 10.25% due 2/15/2012                           1,600,000
                                                                                                                         ----------
                                                                                                                          3,764,250
===================================================================================================================================
Multi-Sector                                            Morgan Stanley (TRACERS) (c)(e):
Holdings--1.4%           NR*      NR*       1,540,000    8.238% due 5/01/2012 (d)                                         1,578,128
                         B+       B2          975,000    9.374% due 12/15/2012                                              987,382
                                                                                                                         ----------
                                                                                                                          2,565,510
===================================================================================================================================
Packaging--5.9%          B+       B2        1,125,000   Anchor Glass Container, 11% due 2/15/2013 (c)                     1,122,188
                         B-       B3          525,000   Bway Corporation, 10% due 10/15/2010 (c)                            548,625
                                                        Crown Euro Holdings SA (c):
                         B+       B1          675,000    9.50% due 3/01/2011                                                675,000
                         B        B2          375,000    10.875% due 3/01/2013                                              377,813
                         CCC+     NR*       1,350,000   Graham Packaging Company, 10.75% due 1/15/2009                    1,302,750
                         B+       B2        2,000,000   Graphic Packaging Corporation, 8.625% due 2/15/2012               2,110,000
                         BB       B2        1,650,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009              1,678,875
                         B+       B3        1,250,000   Owens-Illinois Inc., 7.15% due 5/15/2005                          1,206,250
                         B-       Caa1        925,000   Pliant Corporation, 13% due 6/01/2010                               730,750
                         B-       B3        1,025,000   Tekni-Plex Inc., 12.75% due 6/15/2010                               917,375
                                                                                                                         ----------
                                                                                                                         10,669,626
===================================================================================================================================
Paper--5.6%              BB+      Ba1         975,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                    1,073,065
                                                        Ainsworth Lumber Company:
                         B-       B3          325,000    12.50% due 7/15/2007 (b)                                           349,375
                         B-       B3        1,250,000    13.875% due 7/15/2007                                            1,362,500
                         B+       Ba2       1,000,000   Caraustar Industries Inc., 9.875% due 4/01/2011                   1,035,000
                                                        Doman Industries Limited (a):
                         D        Ca          475,000    8.75% due 3/15/2004                                                 68,875
                         D        Ca          375,000    9.25% due 11/15/2007                                                54,375
                         BB+      Ba2       1,350,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (c)             1,363,500
                         B        B2          850,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012                 890,375
                                                        MDP Acquisitions PLC (c):
                         B        NR*       1,150,000    9.625% due 10/01/2012                                            1,190,250
                         B        B3           19,159    15.50% due 10/01/2013                                               20,740
                         B        B3          500,000    15.50% due 10/01/2013 (b)                                          541,250
                         BB       Ba2       2,000,000   Norske Skog of Canada, 8.625% due 6/15/2011                       2,050,000
                                                                                                                         ----------
                                                                                                                          9,999,305
===================================================================================================================================


                                     8 & 9

                           Corporate High Yield Fund IV, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                        S&P    Moody's      Face
INDUSTRIES            Rating   Rating      Amount                     Corporate Bonds                                      Value
===================================================================================================================================
Services--3.0%                                       Allied Waste North America:
                        BB-      Ba3    $  525,000    8.875% due 4/01/2008                                               $  547,313
                        B+       B2        475,000    10% due 8/01/2009                                                     482,124
                        B        B2      2,000,000   Coinmach Corporation, 9% due 2/01/2010                               2,075,000
                        B        B3      2,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                        2,350,000
                                                                                                                         ----------
                                                                                                                          5,454,437
===================================================================================================================================
Steel--0.4%             BB-      B1        650,000   Oregon Steel Mills Inc., 10% due 7/15/2009                             628,875
===================================================================================================================================
Telecommunications--    B-       Caa1    2,000,000   Fairpoint Communications, 12.50% due 5/01/2010                       1,690,000
2.7%                    CCC+     Caa2    1,450,000   Qwest Capital Funding, 7.25% due 2/15/2011                           1,015,000
                        B-       Ba3       850,000   Qwest Corporation, 8.875% due 3/15/2012 (c)                            881,875
                        CCC+     B3      1,250,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                        881,250
                        CCC+     B3        600,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                           423,000
                                                                                                                         ----------
                                                                                                                          4,891,125
===================================================================================================================================
Transportation--1.8%    BB-      Ba3       225,000   Stena AB, 9.625% due 12/01/2012                                        232,875
                        BB-      Ba2     2,500,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                    2,637,500
                        CC       Caa1      750,000   Transportacion Maritima Mexicana, SA de CV, 10.25% due 11/15/2006      405,000
                                                                                                                         ----------
                                                                                                                          3,275,375
===================================================================================================================================
Utility--11.6%                                       The AES Corporation:
                        B-       B3      3,250,000    9.375% due 9/15/2010                                                2,356,250
                        B-       B3      2,425,000    8.875% due 2/15/2011                                                1,721,750
                        D        C       1,450,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                              21,750
                        BB+      Ba1       525,000   Avista Corporation, 9.75% due 6/01/2008                                548,625
                        BB       Ba2       700,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                     685,684
                        B+       B1      3,600,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                   1,746,000
                                                     Calpine Corporation:
                        B+       B1      1,000,000    8.25% due 8/15/2005                                                   565,000
                        B+       B1         60,000    4% due 12/26/2006 (Convertible) (c)                                    33,000
                        BBB-     Baa3    1,000,000   Consumers Energy Company, 7.375% due 9/15/2023                         999,454
                        BB       Ba1       931,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                  909,903
                        B        B3      1,500,000   Illinois Power Corporation, 11.50% due 12/15/2010 (c)                1,500,000
                        BB-      Ba3       750,000   Midland Funding II, 11.75% due 7/23/2005                               774,375
                        BB       Ba3     3,800,000   Mirant Americas Generation Inc., 8.30% due 5/01/2011                 1,919,000
                        B-       B3      4,500,000   Mission Energy Holdings, 13.50% due 7/15/2008                        1,260,000
                        BB       Ba2     1,225,000   Nevada Power Co., 10.875% due 10/15/2009 (c)                         1,267,875
                                                     Northwest Pipeline Corporation:
                        B+       B3        400,000    6.625% due 12/01/2007                                                 384,000
                        B+       B3        250,000    8.125% due 3/01/2010 (c)                                              250,000
                        BB       Ba2     1,175,000   Sierra Pacific Power Company, 8% due 6/01/2008                       1,125,565
                        BBB-     Ba1       925,000   Western Resources Inc., 7.875% due 5/01/2007                           965,469
                        B        Caa1    2,200,000   Williams Companies Inc., 8.125% due 3/15/2012 (c)                    1,881,000
                                                                                                                         ----------
                                                                                                                         20,914,700
===================================================================================================================================
Wireless                C        Caa3    1,000,000   American Cellular Corporation, 9.50% due 10/15/2009                    190,000
Telecommunications--    CCC      B3        575,000   American Tower Escrow, 12.25%** due 8/01/2008                          353,625
6.5%                    CCC      Caa1    1,500,000   American Tower Systems Corporation, 9.375% due 2/01/2009             1,192,500
                        CCC      B3      2,000,000   Crown Castle International Corporation, 9.375% due 8/01/2011         1,620,000
                        CCC+     Caa1    2,700,000   Loral Cyberstar Inc., 10% due 7/15/2006                              1,080,000
                        C        Caa3    2,750,000   Millicom International Cellular SA, 13.50% due 6/01/2006             1,746,250
                        NR*      NR*     1,420,735   NII Holdings Inc., 19.13%** due 11/01/2009 (c)                       1,093,966
                        B        B3        450,000   Nextel Communications, Inc., 9.50% due 2/01/2011                       452,250
                        CCC+     Caa1    2,450,000   Nextel Partners Inc., 11% due 3/15/2010                              2,241,750
                        BBB      Baa2    1,500,000   Tritel PCS Inc., 10.375% due 1/15/2011                               1,706,250
                                                                                                                         ----------
                                                                                                                         11,676,591
===================================================================================================================================
                                                     Total Investments in Corporate Bonds (Cost--$230,829,889)--124.4%  223,990,135
===================================================================================================================================

                                            Shares
                                             Held                              Common Stocks
===================================================================================================================================
Wireless                                    53,517   NII Holdings Inc. (Class B) (a)                                      1,097,099
Telecommunications--
0.6%
===================================================================================================================================
                                                     Total Investments in Common Stocks (Cost--$135,417)--0.6%            1,097,099
===================================================================================================================================

                                          Beneficial
                                           Interest                        Short-Term Securities
===================================================================================================================================
                                          $106,346   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (f)            106,346
===================================================================================================================================
                                                     Total Investments in Short-Term Securities (Cost--$106,346)--0.1%      106,346
===================================================================================================================================
                                                     Total Investments (Cost--$231,071,652)--125.1%                     225,193,580

                                                     Liabilities in Excess of Other Assets--(25.1%)                     (45,154,549)
                                                                                                                       ------------
                                                     Net Assets--100.0%                                                $180,039,031
                                                                                                                       ============
===================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   Non-income producing security.
(b) Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Floating rate note.
(e)   Tradeable Custodial Receipts (TRACERS).
(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                             Net        Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                                 $106,346        $666
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund IV, Inc., February 28, 2003

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of February 28, 2003
============================================================================================================================
Assets:                  Investments, at value (identified cost--$231,071,652) ..........                      $ 225,193,580
                                                                                                               -------------
                         Receivables:
                           Interest .....................................................    $   5,456,660
                           Securities sold ..............................................        1,154,152         6,610,812
                                                                                             -------------
                         Prepaid expenses and other assets ..............................                             32,032
                                                                                                               -------------
                         Total assets ...................................................                        231,836,424
                                                                                                               -------------
============================================================================================================================
Liabilities:             Loans ..........................................................                         51,100,000
                         Payables:
                           Securities purchased .........................................          546,154
                           Investment adviser ...........................................          103,697
                           Interest on loans ............................................           13,948           663,799
                                                                                             -------------
                         Accrued expenses ...............................................                             33,594
                                                                                                               -------------
                         Total liabilities ..............................................                         51,797,393
                                                                                                               -------------
============================================================================================================================
Net Assets:              Net assets .....................................................                      $ 180,039,031
                                                                                                               =============
============================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ....                      $   1,365,404
                         Paid-in capital in excess of par ...............................                        193,491,459
                         Undistributed investment income--net ...........................    $   1,890,622
                         Accumulated realized capital losses on investments--net ........      (10,830,382)
                         Unrealized depreciation on investments--net ....................       (5,878,072)
                                                                                             -------------
                         Total accumulated losses--net ..................................                        (14,817,832)
                                                                                                               -------------
                         Total--Equivalent to $13.19 per share based on 13,654,038 shares
                         of capital stock outstanding (market price--$14.10) ............                      $ 180,039,031
                                                                                                               =============
============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2003
============================================================================================================================
Investment Income:       Interest .......................................................                      $  12,572,222
                         Other ..........................................................                             49,714
                                                                                                               -------------
                         Total income ...................................................                         12,621,936
                                                                                                               -------------
============================================================================================================================
Expenses:                Investment advisory fees .......................................    $     643,254
                         Loan interest expense ..........................................          427,235
                         Professional fees ..............................................           60,047
                         Borrowing costs ................................................           55,306
                         Accounting services ............................................           34,527
                         Printing and shareholder reports ...............................           20,248
                         Transfer agent fees ............................................           15,351
                         Directors' fees and expenses ...................................           14,921
                         Listing fees ...................................................           14,612
                         Custodian fees .................................................            7,751
                         Pricing services ...............................................            6,425
                         Other ..........................................................            9,486
                                                                                             -------------
                         Total expenses .................................................                          1,309,163
                                                                                                               -------------
                         Investment income--net .........................................                         11,312,773
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized    Realized loss on investments--net ..............................                         (7,513,251)
Gain (Loss) on           Change in unrealized depreciation on investments--net ..........                         16,404,117
Investments--Net:                                                                                              -------------
                         Total realized and unrealized gain on investments--net .........                          8,890,866
                                                                                                               -------------
                         Net Increase in Net Assets Resulting from Operations ...........                      $  20,203,639
                                                                                                               =============
============================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund IV, Inc., February 28, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 For the Period
                                                                                                For the Six       September 28,
                                                                                                Months Ended        2001+ to
                                                                                                February 28,       August 31,
                         Increase (Decrease) in Net Assets:                                         2003              2002
==============================================================================================================================
Operations:              Investment income--net ...........................................    $  11,312,773     $  20,323,065
                         Realized loss on investments--net ................................       (7,513,251)       (3,313,349)
                         Change in unrealized depreciation on investments--net ............       16,404,117       (22,282,189)
                                                                                               -------------     -------------
                         Net increase (decrease) in net assets resulting from operations ..       20,203,639        (5,272,473)
                                                                                               -------------     -------------
==============================================================================================================================
Dividends to             Dividends to shareholders from investment income--net ............      (11,404,966)      (18,344,032)
Shareholders:                                                                                   -------------     -------------
==============================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock ...........................               --       186,941,250
Transactions:            Value of shares issued to Common Stock shareholders in
                         reinvestment of dividends ........................................        2,343,060         5,757,580
                         Offering costs resulting from the issuance of Common Stock .......               --          (285,032)
                                                                                               -------------     -------------
                         Net increase in net assets derived from capital stock transactions        2,343,060       192,413,798
                                                                                               -------------     -------------
==============================================================================================================================
Net Assets:              Total increase in net assets .....................................       11,141,733       168,797,293
                         Beginning of period ..............................................      168,897,298           100,005
                                                                                               -------------     -------------
                         End of period* ...................................................    $ 180,039,031     $ 168,897,298
                                                                                               =============     =============
                        *Undistributed investment income--net .............................    $   1,890,622     $   1,982,815
                                                                                               =============     =============
==============================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 2003
==========================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ............    $ 20,203,639
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .......................................         160,601
                           Increase in other assets ......................................         (18,786)
                           Decrease in other liabilities .................................         (44,987)
                           Realized and unrealized gain on investments--net ..............      (8,890,866)
                           Amortization of discount ......................................      (1,840,769)
                                                                                              ------------
                         Net cash provided by operating activities .......................       9,568,832
                                                                                              ------------
==========================================================================================================
Cash Used for            Proceeds from sales of long-term investments ....................      66,651,233
Investing Activities:    Purchases of long-term investments ..............................     (74,703,281)
                         Proceeds from sales and maturities of short-term investments--net         145,122
                                                                                              ------------
                         Net cash used for investing activities ..........................      (7,906,926)
                                                                                              ------------
==========================================================================================================
Cash Used for            Cash receipts from borrowings ...................................      51,100,000
Financing Activities:    Cash payments on borrowings .....................................     (43,700,000)
                         Dividend paid to shareholders ...................................      (9,061,906)
                                                                                              ------------
                         Net cash used for financing activities ..........................      (1,661,906)
                                                                                              ------------
==========================================================================================================
Cash:                    Net increase in cash ............................................              --
                         Cash at beginning of period .....................................              --
                                                                                              ------------
                         Cash at end of period ...........................................    $         --
                                                                                              ============
==========================================================================================================
Cash Flow                Cash paid for interest ..........................................    $    437,422
Information:                                                                                  ============
==========================================================================================================
Non-Cash                 Reinvestment of dividends paid to shareholders ..................    $  2,343,060
Financing Activities:                                                                         ============
==========================================================================================================


      See Notes to Financial Statements.


                                    14 & 15

                           Corporate High Yield Fund IV, Inc., February 28, 2003

FINANCIAL HIGHLIGHTS

                                                                                                                   For the Period
                         The following per share data and ratios have been derived                   For the Six    September 28,
                         from information provided in the financial statements.                      Months Ended    2001+ to
                                                                                                     February 28,    August 31,
                         Increase (Decrease) in Net Asset Value:                                         2003           2002
=================================================================================================================================
Per Share                Net asset value, beginning of period ....................................    $   12.54     $     14.33
Operating                                                                                             ---------     -----------
Performance:               Investment income--net ................................................          .84++          1.53
                           Realized and unrealized gain (loss) on investments--net ...............          .65           (1.92)
                                                                                                      ---------     -----------
                         Total from investment operations ........................................         1.49            (.39)
                                                                                                      ---------     -----------
                         Less dividends from investment income--net ..............................         (.84)          (1.38)
                                                                                                      ---------     -----------
                         Capital charge resulting from the issuance of Common Stock ..............           --            (.02)
                                                                                                      ---------     -----------
                         Net asset value, end of period ..........................................    $   13.19     $     12.54
                                                                                                      =========     ===========
                         Market price per share, end of period ...................................    $   14.10     $     12.50
                                                                                                      =========     ===========
=================================================================================================================================
Total Investment         Based on market price per share .........................................        20.56%@         (7.97%)@
Return:**                                                                                             =========     ===========
                         Based on net asset value per share ......................................        12.42%@         (3.36%)@
                                                                                                      =========     ===========
=================================================================================================================================
Ratios to Average        Expenses, net of reimbursement and excluding interest expense ...........         1.05%*           .77%*
Net Assets:                                                                                           =========     ===========
                         Expenses, net of reimbursement ..........................................         1.56%*          1.13%*
                                                                                                      =========     ===========
                         Expenses ................................................................         1.56%*          1.27%*
                                                                                                      =========     ===========
                         Investment income--net ..................................................        13.49%*         11.81%*
                                                                                                      =========     ===========
=================================================================================================================================
Leverage:                Amount of borrowings outstanding, end of period (in thousands) ..........    $  51,100     $    43,700
                                                                                                      =========     ===========
                         Average amount of borrowings outstanding during the period (in thousands)    $  46,474     $    30,880
                                                                                                      =========     ===========
                         Average amount of borrowings outstanding per share during the period ....    $    3.43     $      2.37
                                                                                                      =========     ===========
=================================================================================================================================
Supplemental             Net assets, end of period (in thousands) ................................    $ 180,039     $   168,897
Data:                                                                                                 =========     ===========
                         Portfolio turnover ......................................................        31.81%          59.96%
                                                                                                      =========     ===========
=================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYW. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


                                    16 & 17

                           Corporate High Yield Fund IV, Inc., February 28, 2003

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate swaps -- The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended February 28, 2003, the Fund reimbursed FAM $1,780 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K. and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $75,249,435 and $67,805,385, respectively.

Net realized losses for the six months ended February 28, 2003 and net unrealized losses as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............          $(7,513,251)          $(5,878,072)
                                              -----------           -----------
Total ..............................          $(7,513,251)          $(5,878,072)
                                              ===========           ===========
--------------------------------------------------------------------------------

As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $5,921,045, of which $11,983,843 related to appreciated securities and $17,904,888 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $231,114,625.


                                    18 & 19

                           Corporate High Yield Fund IV, Inc., February 28, 2003

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2003 increased by 184,699 as a result of dividend reinvestment and during the period September 28, 2001 to August 31, 2002 increased by 13,050,000 from shares sold and by 412,672 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its $110,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended February 28, 2003, the average amount borrowed was approximately $46,474,000 and the daily weighted average interest rate was 1.85%. For the six months ended February 28, 2003, facility and commitment fees aggregated approximately $55,000.

6. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.133918 per share on March 31, 2003 to shareholders of record on March 17, 2003.

7. Reorganization Plan:

On October 30, 2002, the Fund's Board of Directors approved a plan of reorganization whereby Corporate High Yield Fund V, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Corporate High Yield Fund V, Inc.

PORTFOLIO INFORMATION

                                                                                                                          Percent of
                         As of February 28, 2003                                                               Long-Term Investments
====================================================================================================================================
Ten Largest              The AES Corporation         AES is a worldwide power producer with operations in the United
Holdings                                             States, Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has
                                                     a direct distribution business to end users.                               1.8%
                         -----------------------------------------------------------------------------------------------------------
                         Primedia, Inc.              Primedia, a media company, provides specialized information in the consumer, business-to-business, and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Primedia's consumer magazines include "Seventeen" and
                                                     "New York."                                                                1.5
                         -----------------------------------------------------------------------------------------------------------
                         ISP*                        ISP manufactures specialty chemicals, mineral products and filter products. The company's chemical products are used in the
                                                     pharmaceutical, hair and skin care, plastics, agricultural, coatings and adhesives markets. ISP's mineral products are sold to the roofing
                                                     industry. Filter products include filter vessels, bags and systems.        1.4
                         -----------------------------------------------------------------------------------------------------------
                         Stone Energy Corporation    Stone Energy is an independent oil and gas company. The company acquires, explores, develops and operates oil and gas properties
                                                     onshore and offshore in the Gulf Coast Basin.                              1.4
                         -----------------------------------------------------------------------------------------------------------
                         Tyco International Group SA Tyco is a diversified manufacturing and service company with a global footprint. The company's businesses include electrical and electronics components, undersea telecommunications systems, fire protection and security systems, flow control products, health care products and
                                                     specialty products.                                                        1.3
                         -----------------------------------------------------------------------------------------------------------
                         CSC Holdings Inc.           CSC provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. CSC serves cable customers
                                                     primarily in the New York metropolitan area.                               1.3
                         -----------------------------------------------------------------------------------------------------------
                         Owens-Illinois Inc.         Owens-Illinois is a manufacturer of a broad range of glass and plastic packaging products, including glass bottles, plastic containers and
                                                     closures, labels and plastic beverage bottle carriers.                     1.3
                         -----------------------------------------------------------------------------------------------------------
                         American Greetings          American Greetings is the largest publicly owned maker of greeting cards in the world. The company also makes gift wrap, party goods and
                                                     giftware. Its products are sold in more than 70 countries.                 1.2
                         -----------------------------------------------------------------------------------------------------------
                         Insight Communications      Insight is a cable television system operator, focusing primarily on mid-sized cities in Indiana, Kentucky, Ohio and Illinois. In addition to standard cable television service, the company offers
                                                     interactive digital video and high-speed data access.                      1.2
                         -----------------------------------------------------------------------------------------------------------
                         EchoStar DBS Corporation    EchoStar operates a direct broadcast satellite subscription television service in the United States that delivers video, audio
                                                     and data services.                                                         1.2
                         -----------------------------------------------------------------------------------------------------------

*     Includes combined holdings.


                                    20 & 21

                           Corporate High Yield Fund IV, Inc., February 28, 2003

PORTFOLIO INFORMATION (concluded)

        As of February 28, 2003

Portfolio Profile

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
BBB or higher ......................................................     7%
BB .................................................................    24
B ..................................................................    55
CCC or lower .......................................................    12
NR (Not Rated) .....................................................     2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Utility ............................................................    9.0%
Cable--U.S. ........................................................    6.8
Energy--Other ......................................................    6.0
Gaming .............................................................    5.6
Wireless Telecommunications ........................................    5.5
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .............................................................    5.2%
Luxembourg .........................................................    2.1
Bahamas ............................................................    1.7
Bermuda ............................................................    1.0
Netherlands ........................................................    0.9
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .............................................    14.2%
Emerging Markets Holdings ..........................................     1.0
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity .........................................  6.9 Years
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
David W. Clayton, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

NYSE Symbol

HYW

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of Corporate High Yield Fund IV, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund IV, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund IV, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #COYIV--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Corporate High Yield Fund IV, Inc.


         By: /s/ Terry K. Glenn
             -------------------------------
             Terry K. Glenn,
             President of
             Corporate High Yield Fund IV, Inc.

         Date: April 21, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Terry K. Glenn
             -------------------------------
             Terry K. Glenn,
             President of
             Corporate High Yield Fund IV, Inc.

         Date: April 21, 2003


         By: /s/ Donald C. Burke
             -------------------------------
             Donald C. Burke,
             Chief Financial Officer of
             Corporate High Yield Fund IV, Inc.

         Date: April 21, 2003